Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent EventsOn April 12, 2021, the Company executed an operating lease agreement for a new large wheel loader with equal monthly payments of $0.1 million payable over four years, in addition to monthly maintenance payments based upon a fixed rate per service maintenance units.	Subsequent Events
Appointment of Chief Operating Officer
John William Henris was appointed as the Company's Executive Vice President and Chief Operating Officer, effective as of January 11, 2021. The Company entered into an employment agreement dated as of January 11, 2021 with Mr. Henris, and issued him 33,423 restricted stock units vesting on the fourth anniversary of the grant date, subject to his continued employment.